[LOGO]

                               Semi-Annual Report
                               November 30, 1998
                                  (Unaudited)

                             Atalanta/Sosnoff Fund

LETTER TO SHAREHOLDERS                                          JANUARY 20, 1999
================================================================================
Dear Shareholder:

As Frank Sinatra used to sing and reminisce, "It was a very good year" but there were times like late summer when panic embraced financial markets worldwide. The destabilizing forces of deflation hurt emerging markets, Russia, Southeast Asia and South America. Our stock market was 20 percent below where it is today with downside volatility among even the most liquid of our giant multinationals like GE, Coca-Cola, Microsoft and Cisco.

The world isn't out of the woods as yet, but through the coordinated efforts of the G7 nations capital injections into Indonesia, Brazil, and South Korea were timely and staved off total disarray. Russia is the sole exception, but this is a small economy and the capital losses were sustained mainly by European banks and their countries which guaranteed many of the loans outstanding.

Turning to our performance in this most volatile setting, we stayed ahead of the market through the third quarter. When stock prices turned south, we exercised our pragmatic loss discipline and reduced invested positions in equities by 20 percent. When the market rallied early in October on Federal Reserve Board easing, we fell behind, but then quickly repositioned portfolios by adding to our holdings in growth stocks and financial services.

By early December, we began to outperform again and have ended the year with good absolute and relative performance. Through December 31, 1998, performance totaled 14.70% versus 13.92% for the S&P 500 Index, and as of this writing we have added another 6.63% in 1999 versus 2.28% for the S&P 500.

The underlying theme is the world has slowed down and we are likely to remain in a deflationary environment with low interest rates for a year or two longer. We continue to avoid investments in companies in the industrial sector. Most of our holdings are counter cyclical as in healthcare, non-cyclical beneficiaries of low interest rates and a weakening dollar, and the logical leaders in computer software, hardware and telecommunications equipment.

We are more concerned about the deflationary forces in the world than the predicament of President Clinton who should prevail in the Senate impeachment proceedings. The air won't clear for a month or two. The price of oil hovers near $10 a barrel and this could further destabilize the Mideast, Indonesia, and our important trading partners like Mexico and Canada. South America is wobbly, particularly Venezuela and Brazil. All these countries' budget deficits will widen markedly, in Saudi Arabia and Russia, too. The chances of geopolitical unrest have increased and our financial markets are beginning to reflect this with increased volatility, daily.

We expect the world to muddle through the present deflationary environment, but it will take some time. Recovery in Southeast Asia could be a year or more away. At home, low interest rates, minimal inflation and a relatively buoyant consumer sector should keep our GDP going at better than 2 percent which isn't much below normal. The newest worry is weakness in the dollar, a reflection of our unfavorable trade balance and somewhat alarming balance of payment deficit.

The stock market needs to digest the autumn rally and gain some confidence that corporate earnings, particularly for large capitalization growth stocks, will not disappoint.

We expect to maintain overweighted positions in technology and in the financial sector, which includes brok[4s, banks, insurance underwriters, credit card operators, mortgage agencies and commercial finance companies. Price-earnings ratios remain very attractive relative to the S&P 500 Index which is ranked at 24 times projected '99 earnings. Many of our holdings sell at 50 percent of this valuation with prospects of growing earnings at mid-teens levels.

Our Best Wishes for the New Year.

Sincerely,

Martin T. Sosnoff

PORTFOLIO CHARACTERISTICS
NOVEMBER 30,1998 (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX

[GRAPHIC OMITTED]

                                                % of Portfolio
                                   ---------------------------------------
                                   Atalanta/Sosnoff Fund     S&P 500 Index
                                   ---------------------     -------------
Financial
Consumer Staples
Technology
Health Care
Consumer Cyclicals
Communications Services
Basic Materials
Capital Goods
Utilities
Energy
Transportation


TOP TEN HOLDINGS
                                                            % OF
        STOCK                      SECTOR                PORTFOLIO
        ----------------------------------------------------------
        General Re                 Financial                6.0%
        Microsoft                  Technology               5.4%
        Philip Morris              Consumer Staples         5.3%
        Chancellor Media           Consumer Staples         4.9%
        IBM                        Technology               4.8%
        Sun Microsystems           Technology               4.2%
        Cablevision Systems        Consumer Staples         4.2%
        Merrill Lynch              Financial                4.0%
        Time Warner                Consumer Staples         3.4%
        Citigroup                  Financial                3.3%
                                                           -----
                                               Total:      45.5%

TOTAL RETURNS
                                          INCEPTION               INCEPTION
                                      (JUNE 17, 1998)*        (JUNE 17, 1998)*
                                    TO NOVEMBER 30, 1998    TO DECEMBER 31, 1998
                                    --------------------    --------------------
        Atalanta/Sosnoff Fund               6.60%                   14.70%
        Lipper Growth Fund Index            1.62%                    9.75%
        S&P 500 Index                       7.72%                   13.92%

*Except for the Lipper Growth Fund Index which represents the periods from June 18, 1998.

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998 (UNAUDITED)
================================================================================
ASSETS
Investment securities:
   At acquisition cost ........................................     $ 9,007,023
                                                                    ===========
   At market value (Note 1) ...................................     $ 9,873,975
Dividends receivable ..........................................           6,083
Receivable for capital shares sold ............................          13,400
Organization costs, net (Note 1) ..............................          51,876
Other assets ..................................................          21,317
                                                                    -----------
       TOTAL ASSETS ...........................................       9,966,651
                                                                    -----------

LIABILITIES
Bank overdraft ................................................          69,311
Payable for securities purchased ..............................         105,134
Payable to affiliates (Note 3) ................................          13,806
Other accrued expenses and liabilities ........................           1,708
                                                                    -----------
   TOTAL LIABILITIES ..........................................         189,959
                                                                    -----------

NET ASSETS ....................................................     $ 9,776,692
                                                                    ===========

Net assets consist of:
Paid-in capital ...............................................     $ 9,445,256
Accumulated net investment loss ...............................         (12,187)
Accumulated net realized losses from security transactions ....        (523,329)
Net unrealized appreciation on investments ....................         866,952
                                                                    -----------
Net assets ....................................................     $ 9,776,692
                                                                    ===========

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value) ......         917,246
                                                                    ===========
Net asset value, offering price and
   redemption price per share (Note 1) ........................     $     10.66
                                                                    ===========

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED NOVEMBER 30, 1998(a) (UNAUDITED)
================================================================================
INVESTMENT INCOME
   Dividends .....................................................    $  49,347
                                                                      ---------
EXPENSES
   Investment advisory fees (Note 3) .............................       30,767
   Distribution expense (Note 3) .................................       10,255
   Accounting services fees (Note 3) .............................       10,000
   Trustees' fees and expenses ...................................        9,627
   Professional fees .............................................        7,861
   Postage and supplies ..........................................        7,823
   Registration fees .............................................        7,503
   Transfer agent fees (Note 3) ..................................        7,500
   Organization expense (Note 1) .................................        5,764
   Administration fees (Note 3) ..................................        5,740
   Custodian fees ................................................        4,820
   Insurance expense .............................................        4,573
   Other expenses ................................................        1,360
                                                                      ---------
       TOTAL EXPENSES ............................................      113,593
   Fees waived and expenses reimbursed by the Adviser (Note 3) ...      (52,059)
                                                                      ---------
       NET EXPENSES ..............................................       61,534
                                                                      ---------

NET INVESTMENT LOSS ..............................................      (12,187)
                                                                      ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions ................     (523,329)
   Net change in unrealized appreciation/
       depreciation on investments ...............................      866,952
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .................      343,623
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS .......................    $ 331,436
                                                                      =========

(a) Represents the period from the initial public offering of shares (June 17, 1998) through November 30, 1998.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED NOVEMBER 30, 1998(a) (UNAUDITED)
================================================================================
FROM OPERATIONS:
   Net investment loss .........................................    $   (12,187)
   Net realized losses from security transactions ..............       (523,329)
   Net change in unrealized appreciation/
       depreciation on investments .............................        866,952
                                                                    -----------
Net increase in net assets from operations .....................        331,436
                                                                    -----------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ...................................      9,724,526
   Payments for shares redeemed ................................       (379,270)
                                                                    -----------
Net increase in net assets from capital share transactions .....      9,345,256
                                                                    -----------

TOTAL INCREASE IN NET ASSETS ...................................      9,676,692

NET ASSETS:
   Beginning of period (Note 1) ................................        100,000
                                                                    -----------
   End of period ...............................................    $ 9,776,692
                                                                    ===========

ACCUMULATED NET INVESTMENT LOSS ................................    $   (12,187)
                                                                    ===========

CAPITAL SHARE ACTIVITY:
   Shares sold .................................................        944,945
   Shares redeemed .............................................        (37,699)
                                                                    -----------
   Net increase in shares outstanding ..........................        907,246
   Shares outstanding, beginning of period (Note 1) ............         10,000
                                                                    -----------
   Shares outstanding, end of period ...........................        917,246
                                                                    ===========

(a) Represents the period from the initial public offering of shares (June 17, 1998) through November 30, 1998.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED NOVEMBER 30, 1998(a) (UNAUDITED)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:
Net asset value at beginning of period ........................    $   10.00
                                                                   ---------
Income (loss) from investment operations:
   Net investment loss ........................................        (0.01)
   Net realized and unrealized gains on investments ...........         0.67
                                                                   ---------
Total from investment operations ..............................         0.66
                                                                   ---------

Net asset value at end of period ..............................    $   10.66
                                                                   =========
RATIOS AND SUPPLEMENTAL DATA:
Total return ..................................................        6.60%(c)
                                                                   =========

 Net assets at end of period (000's) ..........................    $   9,777
                                                                   =========

Ratio of net expenses to average net assets(b) ................        1.50%(d)

Ratio of net investment loss to average net assets ............       (0.30%)(d)

Portfolio turnover rate .......................................         156%(d)

(a) Represents the period from the initial public offering of shares (June 17, 1998) through November 30, 1998.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.75%(d) for the period ended November 30, 1998 (Note 3).

(c)  Unannualized.

(d)  Annualized.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998 (UNAUDITED)
================================================================================
                                                                        Market
COMMON STOCKS -- 101.0%                                 Shares          Value
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.3%
Monsanto .......................................         4,900       $  222,031
                                                                     ----------
CAPITAL GOODS -- 1.8%
Waste Management ...............................         4,100          175,787
                                                                     ----------
COMMUNICATION SERVICES -- 2.2%
MCI WorldCom* ..................................         3,700          218,300
                                                                     ----------
CONSUMER CYCLICALS -- 7.5%
Costco Companies* ..............................         3,500          219,625
Saks* ..........................................         8,700          239,250
Wal-Mart Stores ................................         3,600          271,125
                                                                     ----------
                                                                        730,000
                                                                     ----------
CONSUMER STAPLES -- 25.9%
Cablevision Systems - Class A* .................         9,800          405,475
Chancellor Media* ..............................        12,700          478,631
Fox Entertainment Group - Class A* .............         8,400          198,450
Liberty Media Group - Class A* .................         6,800          274,125
News Corporation Limited - ADR .................         4,500          113,344
Philip Morris Companies ........................         9,100          509,031
Rite Aid .......................................         4,900          227,237
Time Warner ....................................         3,100          327,825
                                                                     ----------
                                                                      2,534,118
                                                                     ----------
FINANCIAL -- 31.2%
Allstate .......................................         4,200          171,150
American International Group ...................         3,000          282,000
Bank One .......................................         3,700          189,856
CIT Group - Class A ............................         3,500           98,219
Chase Manhattan ................................         2,600          164,938
Citigroup ......................................         6,300          316,181
Dime Bancorp ...................................         6,000          159,375
Fannie Mae .....................................         4,300          312,825
First Union ....................................         3,200          194,400
General Re .....................................         2,500          583,750
Golden West Financial ..........................         2,000          189,375
Merrill Lynch ..................................         5,200          390,000
                                                                     ----------
                                                                      3,052,069
                                                                     ----------
7

================================================================================
                                                                        Market
COMMON STOCKS -- 101.0% (Continued)                     Shares          Value
--------------------------------------------------------------------------------
HEALTH CARE -- 13.4%
Bristol-Myers Squibb ...........................         1,000       $  122,562
Johnson & Johnson ..............................         3,100          251,875
Pfizer .........................................         2,600          290,225
Sofamor Danek Group* ...........................         2,000          223,625
United HealthCare ..............................         4,100          185,013
Warner-Lambert .................................         3,100          234,050
                                                                     ----------
                                                                      1,307,350
                                                                     ----------
TECHNOLOGY -- 15.6%
Cisco Systems* .................................         1,700          128,138
International Business Machines ................         2,800          462,000
Microsoft* .....................................         4,300          524,600
Sun Microsystems* ..............................         5,500          407,344
                                                                     ----------
                                                                      1,522,082
                                                                     ----------
UTILITIES -- 1.1%
Niagara Mohawk Power* ..........................         7,300          112,238
                                                                     ----------

TOTAL COMMON STOCKS (Cost $9,007,023)                                $9,873,975

LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.0%)                          (97,283)
                                                                      ----------

NET ASSETS-- 100.0%                                                  $9,776,692
                                                                     ==========

*  Non-income producing security.

ADR-American Depository Receipt.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (UNAUDITED)
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Atalanta/Sosnoff Fund (the Fund) is a diversified series of the Atalanta/Sosnoff Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on January 29, 1998. The Fund was capitalized on May 6, 1998 when Atalanta/Sosnoff Capital Corporation (Delaware) (the Adviser) purchased the initial 10,000 shares of the Fund at $10.00 per share. The public offering of shares of the Fund commenced on June 17, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term capital appreciation, through equity investments in companies entering into a cycle of accelerating earnings momentum.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders-- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
Federal income tax-- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. There were no dividends required to be declared by the Fund during 1998.

As of November 30, 1998, net unrealized appreciation on investments was $834,325 for federal income tax purposes, of which $1,165,919 related to appreciated securities and $331,594 related to depreciated securities based on a federal income tax cost basis of $9,039,650. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

2.   INVESTMENT TRANSACTIONS

During the period ended November 30, 1998, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $15,123,843 and $5,593,491, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also Executive Vice President of the Adviser and of Atalanta/Sosnoff Management Corporation (the Distributor), the principal underwriter for the Fund and exclusive agent for the distribution of Fund shares. The Vice President of the Trust is also Vice President of the Adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of the Fund.

The Adviser currently intends to voluntarily waive its investment advisory fees and reimburse the Fund for expenses incurred to the extent necessary to limit total operating expenses of the Fund to a maximum level of 1.50% of the Fund's average daily net assets. Accordingly, the Adviser waived its investment advisory fees of $30,767 and reimbursed the Fund for $21,292 of other operating expenses during the period ended November 30, 1998.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $50 million; 0.125% on such net assets between $50 million and $100 million; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

================================================================================
ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses CFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses CFS for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Distributor for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $10,255 under the Plan during the period ended November 30, 1998.

                       ATALANTA/SOSNOFF INVESTMENT TRUST
                      101 Park Avenue o New York, NY 10178
                       toll free 1-877-SOSNOFF (767-6633)
                       website o www.atalantasosnoff.com
                      e-mail o asfund@atalantasosnoff.com

                               BOARD OF TRUSTEES
                               Howard A. Drucker
                               Anthony G. Miller
                                Toni E. Sosnoff
                                Irving L. Straus
                                 Aida L. Wilder

                               INVESTMENT ADVISER
                   Atalanta/Sosnoff Capital Corp. (Delaware)
                      101 Park Avenue o New York, NY 10178

                                  DISTRIBUTOR
                    Atalanta/Sosnoff Management Corporation
                      101 Park Avenue o New York, NY 10178

                                 TRANSFER AGENT
                        Countrywide Fund Services, Inc.
                   P.O. Box 5354 o Cincinnati, OH 45201-5354